UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-27887                 33-0846191
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

1921 E. Alton Avenue, Santa Ana, California                         92705
-------------------------------------------                       ----------
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

      On November 4, 2004, Collectors Universe, Inc. filed a Current Report on Form 8-K in order to furnish a copy of its press release, issued November 4, 2004, which announced its consolidated financial results for the quarter ended September 30, 2004. The purpose of this Amendment is to include the disclosures in that Current Report under Item 2.02 -- "Results of Operations and Financial Condition" and Exhibit 99.1 referenced therein under Item 9.01. Those disclosures and that Exhibit were erroneously included under Item 7.01 in the originally filed Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition

      On November 4, 2004, Collectors Universe, Inc. issued a press release announcing its consolidated financial results for its first quarter of fiscal 2005 ended September 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

      Exhibit No        Description
      ----------        -----------

         99.1 Press Release issued November 4, 2004 announcing the consolidated financial results of Collectors Universe, Inc. for the quarter ended September 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COLLECTORS UNIVERSE, INC.

Date: November 4, 2004                               By: /s/ MICHAEL J. LEWIS
                                                         -----------------------
                                                         Michael J. Lewis,
                                                         Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No        Description
----------        -----------

   99.1 Press Release issued November 4, 2004 announcing the consolidated financial results of Collectors Universe, Inc. for the quarter ended September 30, 2004.


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